Strategic Actions Update September 5, 2017

Forward Looking Statements 2 This presentation contains forward-looking statements within the meaning of federal securities laws regarding Marathon Petroleum Corporation (“MPC“) and MPLX LP (“MPLX”). These forward-looking statements relate to, among other things, expectations, estimates and projections concerning the business and operations of MPC and MPLX, including proposed strategic initiatives and our value creation plans. You can identify forward-looking statements by words such as “anticipate,” “believe,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “pursue,” “prospective,” “predict,” “project,” “potential,” “seek,” “strategy,” “target,” “could,” “may,” “should,” “would,” “will” or other similar expressions that convey the uncertainty of future events or outcomes. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the companies’ control and are difficult to predict. Factors that could cause MPC’s actual results to differ materially from those implied in the forward-looking statements include: the time, costs and ability to obtain regulatory or other approvals and consents and otherwise consummate the strategic initiatives discussed herein; the satisfaction or waiver of conditions in the agreements governing the strategic initiatives discussed herein; our ability to achieve the strategic and other objectives related to the strategic initiatives discussed herein; our ability to generate sufficient income and cash flow to effect the intended share repurchases, including within the expected timeframe; our ability to manage disruptions in credit markets or changes to our credit rating; the potential impact on our share price if we are unable to effect the intended share repurchases; adverse changes in laws including with respect to tax and regulatory matters; inability to agree with the MPLX conflicts committee with respect to the timing of and value attributed to assets identified for dropdown; continued/further volatility in and/or degradation of market and industry conditions; MPC’s ability to successfully implement growth opportunities; the impact of adverse market conditions affecting MPC’s and MPLX’s midstream businesses; modifications to MPLX earnings and distribution growth objectives, and other risks described below with respect to MPLX; changes to MPC’s capital budget; other risk factors inherent to MPC’s industry; and the factors set forth under the heading “Risk Factors” in MPC’s Annual Report on Form 10-K for the year ended Dec. 31, 2016, filed with Securities and Exchange Commission (SEC). Factors that could cause MPLX’s actual results to differ materially from those implied in the forward-looking statements include: negative capital market conditions, including an increase of the current yield on common units, adversely affecting MPLX’s ability to meet its distribution growth guidance; the time, costs and ability to obtain regulatory or other approvals and consents and otherwise consummate the strategic initiatives discussed herein; the satisfaction or waiver of conditions in the agreements governing the strategic initiatives discussed herein; our ability to achieve the strategic and other objectives related to the strategic initiatives discussed herein; adverse changes in laws including with respect to tax and regulatory matters; inability to agree with respect to the timing of and value attributed to assets identified for dropdown; the adequacy of MPLX’s capital resources and liquidity, including, but not limited to, availability of sufficient cash flow to pay distributions and access to debt to fund anticipated dropdowns on commercially reasonable terms, and the ability to successfully execute its business plans and growth strategy; the timing and extent of changes in commodity prices and demand for crude oil, refined products, feedstocks or other hydrocarbon-based products; continued/further volatility in and/or degradation of market and industry conditions; changes to the expected construction costs and timing of projects; completion of midstream infrastructure by competitors; the suspension, reduction or termination of MPC’s obligations under MPLX’s commercial agreements; modifications to earnings and distribution growth objectives; the level of support from MPC, including dropdowns, alternative financing arrangements, taking equity units, and other methods of sponsor support, as a result of the capital allocation needs of the enterprise as a whole and its ability to provide support on commercially reasonable terms; changes to MPLX’s capital budget; other risk factors inherent to MPLX’s industry; and the factors set forth under the heading “Risk Factors” in MPLX’s Annual Report on Form 10-K for the year ended Dec. 31, 2016, filed with the SEC. In addition, the forward-looking statements included herein could be affected by general domestic and international economic and political conditions. Unpredictable or unknown factors not discussed here, in MPC’s Form 10-K or in MPLX’s Form 10-K could also have material adverse effects on forward-looking statements. Copies of MPC’s Form 10-K are available on the SEC website, MPC’s website at http://ir.marathonpetroleum.com or by contacting MPC’s Investor Relations office. Copies of MPLX’s Form 10-K are available on the SEC website, MPLX’s website at http://ir.mplx.com or by contacting MPLX’s Investor Relations office. Non-GAAP Financial Measures EBITDA is a non-GAAP financial measure provided in this presentation. A reconciliation to the nearest GAAP financial measure is included in the Appendix to this presentation. EBITDA is not defined by GAAP and should not be considered in isolation or as an alternative to net income attributable to MPC, net cash provided by operating activities or other financial measures prepared in accordance with GAAP. The EBITDA forecasts related to certain projects were determined on an EBITDA-only basis. Accordingly, information related to the elements of net income, including tax and interest, are not available and, therefore, reconciliations of these non-GAAP financial measures to the nearest GAAP financial measures have not been provided.

Strategic Actions Announced in January  Significantly accelerate dropdowns to MPLX  Exchange of MPC’s economic interest in the general partner (GP) for MPLX LP units in conjunction with completion of accelerated dropdowns  Conduct a full and thorough Speedway evaluation 3

Strategic Actions – Status Update

COMPLETED

1Q17 ✓
- 1st dropdown in March - transaction value of $2.015 B
  - ~$250 MM annual EBITDA
  - ~8x EBITDA multiple
- Share repurchases of $420 MM

2Q17 ✓
- Share repurchases of $750 MM; expanded board authorization by $3 B

3Q17 ✓
- 2nd dropdown in September - transaction value of $1.05 B
  - ~$138 MM annual adjusted EBITDA[1]
  - ~7.6x adjusted EBITDA multiple
- Completion of Speedway evaluation
- Intend share repurchases of $450 MM in 3Q17

- $1.55 B returned to shareholders in first half of 2017
- MPC stock has outperformed refining peers by 6%[2]

PENDING[3]

4Q17 **1Q18**
- Dropdown of remaining ~$1 B of annual EBITDA
- Continue substantial return of capital including share repurchases of $550 MM in 4Q17
- IDR exchange for LP units expected in conjunction with completion of dropdowns

[1] Adjusted EBITDA with respect to joint-interest ownership in certain pipelines and storage facilities is calculated as cash distributions adjusted for maintenance capital, growth capital and financing activities
[2] MPC total shareholder return versus average of refining peers (HollyFrontier, PBF Energy, Phillips 66, Andeavor (formerly Tesoro) and Valero) from December 30, 2016 through September 1, 2017
[3] All transactions subject to requisite approvals, market and other conditions, including tax and other regulatory clearances

4

Speedway Evaluation Process Overview  Established an independent Special Committee – Five independent directors of the MPC Board; no executive management on committee – Held 11 meetings since formation – Special Committee provided recommendation to MPC Board of Directors  Engaged independent financial and legal advisors – Special Committee - JP Morgan, financial advisor; Jones Day, legal advisor – Company - Citigroup, financial advisor; Ernst & Young and Crowell & Moring, tax advisors  Multiple Speedway separation alternatives evaluated versus Speedway retention  Negotiated a potential fuel supply agreement between MPC and Speedway – Engaged IRS in formal Private Letter Ruling (PLR) process including consideration of fuel supply agreement  Key considerations for evaluation of Speedway separation versus retention: – Tax-free treatment of potential separation Pro forma valuation of both entities – Pro forma leverage management Balance sheet and liquidity – Dividend policy Synergy value loss – Earnings and cash flow diversification  Ultimate goal of evaluation – long-term shareholder value maximization 5

Board’s Conclusion  Maintaining Speedway as an integrated business within MPC drives the greatest long-term value for MPC shareholders – Substantial integration synergies (~$270 - $390 MM per year1) – Speedway is operated as a best-in-class retailer, delivering substantial value – Speedway’s performance is transparent, easy to understand and value – Leverage and liquidity requirements of a Speedway separation would include a net use of cash – Supply agreement provides only a temporary, partial offset to lost synergies – Cash flow diversification provides significant value, as seen in recent commodity cycle downturn – Speedway’s strong growth prospects are not impeded remaining part of MPC – Separation does not present compelling long-term value proposition  MPC has an ongoing plan to significantly increase shareholder value – and is aggressively executing that plan 6 1 Values reflect estimated integration synergy value loss following an initial supply agreement

Tax Considerations of a Potential Separation  Engaged Ernst & Young and Crowell & Moring to explore tax-free separation – Value impact of a separation if treated as taxable would be significant, potentially over $5 B in total borne by MPC and its shareholders  Submitted request to IRS for a PLR on a potential separation – PLR process provides IRS’ view on requested rulings – Explored to understand the potential volume and term limits of a post-spin arms-length relationship and the depth of requirements for tax-free separation  MPC and Speedway negotiated a potential post-spin supply agreement as part of the exploration of the separation process  Our analysis indicates any supply agreement structured in pursuit of tax-free separation would be market-based and arm’s length – Such a conventional supply agreement would be limited in term and volume, providing only a temporary offset to lost synergies 7

Speedway Integration Synergy Value

- Integration synergy value loss beyond term of an initial supply agreement is substantial (~$270 - $390 MM per year)
- Vertical integration synergies
  - Wholesale volume
  - Production and supply optimization
    - Production of high-value products
    - Ratability of production
    - Opportunistic supply optimization
  - Midstream asset utilization
- Net SG&A expense synergies
  - IT, purchasing, insurance, etc.



% of Total Annual Synergies (Midpoint)
6%
12%
34%
48%
Wholesale Volume
Production & Supply Optimization
Midstream Asset Utilization
Net SG&A

8

Speedway Integration Synergy Value

	Description	Annual Value Loss[1] ($ millions)
Wholesale volume	Value uplift captured by MPC wholesale sales to Speedway	~$105 - $120
Production and supply optimization	Value MPC's refineries, supply, and marketing groups create through assured Speedway sales, including high-value products and production and supply optimization, especially during market dislocations	~$105 - $210
Midstream asset utilization	Value generated from the transportation and storage of assured Speedway volumes through owned midstream assets	~$40
Net SG&A	Efficiencies in administrative and overhead costs resulting from integrated operations	~$20
Total		**~$270 - $390**

[1] Values reflect estimated integration synergy value loss following an initial supply agreement

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Leverage and Liquidity Impacts of Separation  MPC is committed to maintaining its current investment grade credit profile  Speedway’s contribution to diversified cash flows is an important component of MPC’s risk profile for rating agencies and fixed income investors – MPC placed on negative outlook by Moody’s and negative watch by Fitch post January 3 announced strategic actions  Speedway separation would require: – At least $2.5 billion of incremental debt pay down at pro forma MPC • To manage pro forma leverage targets and maintain existing investment grade credit profile – At least $1.0 billion increase in targeted cash balance at pro forma MPC • Due to increased risk profile without stable Speedway cash generation 10

Illustrative Cash Impact of Separation 11 Pro Forma MPC ($ millions) Sources Uses Cash Distribution from Speedway $3,0001 Debt Reduction ($2,500)2 Cash to Balance Sheet ($1,000)3 One Time Debt Tendering and Transaction Costs ($240)4 Retained Cash from Operations (otherwise returned to shareholders or reinvested in the business) $740 Total $3,740 ($3,740) 1 Represents estimated value of tax efficient return of basis from Speedway upon separation 2 Debt reduction beyond $2.5 billion may be needed post agency adjustments 3 Incremental cash to balance sheet (core liquidity) based on analysis of volatility in historical refining margins, input from financial advisors 4 Tender and transaction costs are estimates and subject to market conditions Speedway separation requires substantial leverage reduction and additional liquidity at pro forma MPC

Speedway Valuation

- Stable retail business segment – transparent, easy to understand and value
- MPC provides transparency into Speedway operating and financial performance consistent with public retail peers
- Sell-side research places Speedway value within a tight band (8.0-10.5x)


Median = 9x
EV/EBITDA Multiple
10
5
0
A
B
C
D
E
F
G
H
I
J
K
L
Sell-Side Analyst

- Any potential discount to full standalone retail valuation is not compelling when considering synergy loss, debt repayment, and liquidity requirements upon separation

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$0 $10 $20 $30 Speedway Murphy USA Casey's Couche-Tard Sunoco CST Alon USA Western Refining $ M Industry Leader with Significant Growth Opportunities #1 in EBITDA/store/month vs. public peers  Industry leading performance with focused retail management team  Continued earnings growth from past organic investments and acquisitions  Significant opportunities for additional investments/growth over the long term 13 Sources: 2016 Company Reports, excludes asset gains/losses Peer Median = $20 M

Summary  Thorough review of Speedway was conducted  Board’s conclusion: Speedway as an integrated business within MPC drives the greatest long-term value for MPC shareholders  Significant opportunities to continue value-enhancing/aggressive investment in Speedway  Continue our action plan to deliver significant value to MPC shareholders – Complete dropdowns of assets generating ~$1.4 B (~$400 MM completed) of annual MLP- qualifying EBITDA – Exchange MPC’s economic GP interests in MPLX for MPLX LP units – Continue delivering best-in-class operational execution – Continue substantial ongoing return of capital to MPC shareholders in a manner consistent with maintaining investment grade credit profiles at MPC and MPLX • Intend to repurchase $1.0 B of additional shares by the end of 2017 with consideration of additional share repurchases in fourth quarter subject to operating performance and market conditions • Further return of capital planned with after-tax cash proceeds from the remaining dropdowns expected to be completed in the first quarter of 2018 14

$0.23 $0.60 $0.77 $0.92 $1.14 $1.36 $1.52 $160 $407 $484 $524 $614 $719 $778 0 200 400 600 800 1,000 1,200 1,400 0.00 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 2011 2012 2013 2014 2015 2016 2017 $ MM $/Share Dividends per share Total Dividends Delivering Significant Capital Returns for Our Shareholders 15 ~$12 billion returned to shareholders since spin ~$3.5 B in dividends1 Cu m u la ti v e $ M M ~$8.6 B in share repurchases Repurchased ~32% of Outstanding Common Shares 1 Includes dividends to be paid on September 11, 2017 2 Assumes unchanged dividend level Q4 2017 3 Includes share repurchases through June 30, 2017 0 2,000 4,000 6,000 8,000 10,000 2011 2012 2013 2014 2015 2016 2017 2 3

Executing Our Strategic Plan and Delivering Results



Total Shareholder Return Since Spin-Off (6/30/2011)
207%
125%
177%
114%
MPC
Peer Group[1]
Refining Peers[2]
S&P 500

- **Since 2011 spinoff we have:**
  - Returned approximately $12 billion to our shareholders
  - Consistently grown dividend, 26% CAGR since spin
  - More than tripled stable cash flow
  - Executed transformative growth strategy for MPLX growing LP distribution per unit by 114% (18% CAGR) since 2012
- **Aggressively executed value-creating actions:**
  - Executed IPO of MPLX
  - Galveston Bay acquisition
  - Hess Retail acquisition
  - MPLX merger with MarkWest
- **Ongoing strategic plan[3] drives additional value to MPC shareholders**

Source: FactSet as of September 1, 2017
[1] Peer Group represents average TSR of BP, Chevron, ExxonMobil, HollyFrontier, Phillips 66, Royal Dutch Shell, Andeavor (formerly Tesoro) and Valero
[2] Refiner Peers represents average TSR of HollyFrontier, PBF Energy, Phillips 66, Andeavor (formerly Tesoro) and Valero
[3] All transactions subject to requisite approvals, market and other conditions, including tax and other regulatory clearances

16

17

Speedway Reconciliation 18 Segment EBITDA to Segment Income from Operations ($MM) 2016 Speedway Segment Income from Operations 734 Plus: Depreciation and Amortization 273 Speedway Segment EBITDA 1,007